	MONTHLY SERVICING STATEMENT

	Household Home Equity Loan Trust 2003-1

	Payment Number	22
	Beginning Date of Collection Period	01-Jun-05
	End Date of Collection Period	30-Jun-05
	Payment Date	20-Jul-05
	Previous Payment Date	20-Jun-05

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	9,717,636.35
	Available Payment Amount	9,601,415.90
	Principal Collections	7,652,178.78
	Interest Collections (net of servicing fee)	1,949,237.12
	Collections of Interest (net of servicing fee and principal recoveries)	1,949,237.12
	Servicing fee	116,220.45
	Principal recovery	-
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	9,717,636.35
	Interest Paid to Certificates	477,114.18
	Principal Paid to Certificates	8,008,007.66
	Ownership Interest	1,116,294.06
	Servicing Fee	116,220.45

	Pool Balance
	Begin Principal Balance	278,929,079.90
	Principal Collections (including repurchases)	7,652,178.78
	Additional Principal Reduction Amount	355,828.88
	End Principal Balance	270,921,072.24

	Collateral Performance
	Cash Yield (% of beginning balance)	8.89%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.53%
	Net Yield	7.36%
	Cumulative Realized Losses	3,703,636.21
	Cumulative Loss Percentage	0.51%
	Delinquent Loans
	one payment principal balance of loans	7,287,584.95
	one payment number of loans	88
	two payments principal balance of loans	838,218.13
	two payments number of loans	10
	three payments plus principal balance of loans	11,670,915.26
	three payments plus number of loans	139
	Two Payment-Plus Delinquency Percentage	4.62%
	Two Payment-Plus Rolling Average	4.60%

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	3,573
	Number outstanding end of period	3,485
	Principal balance of REO as of the end of the collection period	2,126,490.60
	Number of loans that went into REO during the collection period	7
	Principal balance of loans that went into REO during the collection period	736,349.96

	Overcollateralization
	Begin OC Amount	122,299,780.45
	OC Release Amount	0.00
	Extra Principal Payment	0.00
	End OC Amount	122,299,780.45

	Target OC Amount	122,299,780.45
	Interim OC Amount	122,299,780.45
	Interim OC Deficiency	0.00

	Monthly Excess Cashflow	1,116,294.06
	Principal Payment Amount	7,652,178.78
	Principal Collections	7,652,178.78
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Balance as Percent of Total Original Note Balance	22.74%

	Interest Calculations
	1 month LIBOR	3.26000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	3.61000%
	Class A Pass-Through Rate	3.61000%
	Class M Formula Rate (1-mo. Libor plus 63 bps)	3.89000%
	Class M Pass-Through Rate	3.89000%
	Available Funds Cap	9.47810%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	12.975416
	2. Principal Payment per $1,000	12.254366
	3. Interest Payment per $1,000	0.721050

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	3.61000%
	2. Days in Accrual Period	30

	3. Class A Interest Due	394,854.15
	4. Class A Interest Paid	394,854.15
	5. Class A Supplemental Interest Amount Paid	-

	6. Class A Unpaid Interest Carry Forward Amount, EOP	-
	7. Class A Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Balance, BOP	131,253,455.62
	2. Class A Principal Due	6,710,613.41
	3. Class A Principal Paid	6,710,613.41
	4. Class A Principal Carry Forward Amount Paid	-
	5. Class A unpaid Principal Carry Forward Amount	-
	6. Class A Note Principal Balance, EOP	124,542,842.21

	7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP	0.2274298
	8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.4597016

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	13.031342
	2. Principal Payment per $1,000	12.254366
	3. Interest Payment per $1,000	0.776976

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	3.89000%
	2. Days in Accrual Period	30

	3. Class M Interest Due	82,260.03
	4. Class M Interest Paid	82,260.03
	5. Class M Supplemental Interest Amount Paid	-

	6. Class M Unpaid Interest Carry Forward Amount, EOP	-
	7. Class M Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Balance, BOP	25,375,843.83
	2. Class M Principal Due	1,297,394.25
	3. Class M Principal Paid	1,297,394.25
	4. Class M Principal Carry Forward Amount Paid	-
	5. Class M Unpaid Principal Carry Forward Amount	-
	6. Class M Note Principal Balance, EOP	24,078,449.58

	7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP	0.2274298
	8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.0888763

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HSBC Home Equity Loan Corporation I, formerly known as HFC Revolving Corporation, as Depositor, the Master Servicer, and JPMorgan Chase Bank (as successor to Bank One, National Association)
as Trustee, does hereby certify with respect to the information 'set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on July 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Sales and Servicing Agreement through the Collection Period
	preceding such Payment Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of July, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer